FORM 8 – K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report

(Date of earliest

event reported):

October 11, 2002

Carmina Technologies Inc.

(Exact name of registrant as specified in its charter)

Utah	0-30685	870305395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810, 540 5th Avenue SW, Calgary, Alberta, Canada T2P 0M2

(Address of principal executive offices, including zip code)

(403) 269-5369

(Registrant's telephone number)

Item 7.

Financial Statements and Exhibits

(a)

Financial statements of the business acquired:

Audited financial statements of WWO for the fiscal years ended December 31, 2000 and 2001 and the nine-month interim period ended September 30, 2002.

(b)

Pro forma financial information.

The pro forma interim financial statements for the nine months ended September 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMINA TECHNOLOGIES INC.

Date:

December 23, 2002

By:

 /s/  John M. Alston

-------------------------------------------

John M. Alston

President and Chief Executive Officer


WORLDWIDE ONLINE CORP.

INTERIM FINANCIAL STATEMENTS

December 31, 2001

     Kassim-Lakha Abdulla & Co.

     Professional Corporation

     Chartered Accountants

C O N T E N T S

Auditors' Report

 1

Balance Sheet

 2

Statement of Income and Deficit

 3

Statement of Cash Flows

 4

Notes to Financial Statements

 5-7

Kassim-Lakha Abdulla & Co.

Professional Corporation

Chartered Accountants

7100 Woodbine Avenue, Suite 302

Markham, Ontario, Canada L3R 5J2

Telephone: (905) 946-0602

Fax: (905) 946-0603

E-mail: klator@ipoline.com

Offices in: Vancouver and Calgary

Associated Offices in: Kenya, Uganda & UK

Website: www.kisa.net

To the Shareholders of WorldWide Online Corp.:

Auditors' Report

We have audited the balance sheet of WorldWide Online Corp. as at December 31,
2001 and the statements of income and deficit and cash flows for the year then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards.  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at December 31, 2001 and the results of its operations and cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

Markham, Ontario

                      /signed/    Kassim-Lakha Abdulla & Co.

October 17, 2002                                                               Professional Corporation
                                                                                           Chartered Accountants

WORLDWIDE ONLINE CORP.

BALANCE SHEET

December 31, 2001 and 2000

	2001	2000
ASSETS
Current Assets
Cash	$247,526	$67,682
Term deposits	10,000	36,932
Accounts receivable	82,582	65,606
Loan receivable (Note 3)	-	5,000
Due from related party (Note 4)	-	240,270
Prepaid expenses and deposits	14,346	14,946
	354,454	430,436
Capital Assets (Notes 1(a) & 5)	78,442	106,600

Future Income Taxes	81,000	-

	$513,896	$537,036

LIABILITIES

Current
Accounts payable and accrued liabilities	$404,810	$129,725
Deferred income	51,029	38,371
Obligation under capital lease (Note 6)	5,435	-

	461,274	168,096

Accounts payable	116,250	-
Obligation under capital lease (Note 6)	8,987	-
Due to parent company (Note 7)	-	1,501,565

SHAREHOLDER'S DEFICIENCY

Share Capital (Note 8)	270,375	270,375
Deficit	(342,990)	(1,403,000)

	(72,615)	(1,132,990)

	$513,896	$537,036

On behalf of the board:
/signed/ Romeo Colacitti, President
The accompanying notes are an integral part of these financial statements.

WORLDWIDE ONLINE CORP.

STATEMENT OF INCOME AND DEFICIT

 For the year ended December 31, 2001

	2001	2000
Revenue
Online services	$1,315,758	$1,014,703

Cost of sales	889,949	316,858

Gross profit	425,809	697,845

Expenses
Advertising and promotion	1,472	3,363
Amortization	32,181	40,856
Bad debts	4,152	1,181
Bank charges and interest	11,216	7,691
Consulting fees	127,070	126,234
Insurance	3,423	3,664
Loan interest	5,397	10,278
Office and general	6,819	8,411
Professional fees	3,500	14,497
Rent	115,278	60,164
Repairs and maintenance	(1,111)	2,294
Salaries and employee benefits	390,190	516,014
Software licence	373	4,185
Telephone	4,344	7,195
Travel	791	4,452
	705,095	810,479
(Loss) from operation	(279,286)	(112,634)

Other income
Due to parent company forfeited	1,256,644	-
Other income	1,633	109,450
Interest income	19	29,317

Income before income taxes	979,010	26,133

(Recovery of) provision for income taxes
Income taxes- current	372,658	15,407
Income taxes- future	(453,658)	(15,407)
	(81,000)	-
Net income for the year	1,060,010	26,133

(Deficit), beginning of year	(1,403,000)	(1,429,133)

(Deficit), end of year	$(342,990)	$(1,403,000)

The accompanying notes are an integral part of these financial statements.

WORLDWIDE ONLINE CORP.

STATEMENT OF CASH FLOWS

For the year ended December 31, 2001

	2001	2000
Operating activities
Net income for the year	$1,060,010	$26,133
Add: Items not requiring an outlay of cash
Amortization	32,181	40,856
Future income taxes	(81,000)	-
	1,011,191	66,989
Net change to non-cash working capital
balances related to operations
Accounts receivable	(16,976)	10,563
Prepaid expenses and deposits	600	1,631
Accounts payable and accrued liabilities	275,085	42,347
Deferred income	12,658	31,998

Cash provided by operating activities	1,282,558	153,528

Investment activities
Loan receivable	5,000	(5,000)
Due from related parties	240,270	(23,109)
Proceed on disposal of capital assets	21,200	-
Additions to capital assets	(25,223)	(29,179)

Cash provided by (used in) investment activities	241,247	(57,288)

Financing activities
Accounts payable	116,250	-
Long term debt	-	(50,004)
Obligation under capital lease	14,422	-
Due to related parties	-	(653,905)
Due to parent company	(1,501,565)	690,201

Cash (used in) financing activities	(1,370,893)	(13,708)

Net increase in cash	152,912	82,532

Cash and equivalent, beginning of year	104,614	22,082
Cash and equivalent, end of year	$257,526	$104,614

Represented by:
Cash	$247,526	$67,682
Term deposits	10,000	36,932
	$257,526	$104,614

The accompanying notes are an integral part of these financial statements.

WORLDWIDE ONLINE CORP.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001

1.   Significant accounting policies

      (a)

Capital assets

Capital assets are recorded at cost.  Amortization is provided to expense the asset over its estimated useful life on the following basis:

Computer equipment- 30% on declining balance method

Furniture and fixtures- 20% on declining balance method

Leasehold improvements- 20% on straight line method

2.   Use of estimates

The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  These estimates are reviewed periodically, and, as adjustments become necessary, they are reported in earnings in the period in which they become known.

3.    Loan receivable

The loan receivable is unsecured, non-interest bearing and has no specific terms of repayment.

4.    Due from related party

	2001	2000
AmCan Minerals Limited	$-	$240,270

  The amount due from related party is unsecured, non-interest bearing and has no specific terms of repayment.

5.    Capital assets

	Cost	Accumulated amortization	Net Book Value 2001 2000
Computer equipment	$295,695	$229,487	$66,208	$91,306
Furniture and fixtures	41,011	28,777	12,234	15,294
	$336,706	$258,264	$78,442	$106,600

6.    Obligation under capital lease

 Future minimum lease payments require under capital lease are as follows:

2002	$8,640
2003	8,640
2004	1,440
18,720
Less: interest at 18.819%	4,298
14,422
Less: current portion	5,435
$8,987

 Interest expense related to the capital lease obligation totaled $5,397 in 2001 (2000 $nil).

WORLDWIDE ONLINE CORP.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001

7.     Due to parent company

 The amount due to parent company, WorldWide Data, Inc., is unsecured, non-interest bearing and has no specific terms of repayment.

8.     Share Capital

        Authorized:

Unlimited number of common shares

Unlimited number of non-voting Class A special shares

	2001	2000
Issued:
1,764,706 common shares	$270,375	$270,375

9.     Lease commitments

The Company has entered into lease agreements for its premise which expires on August 31, 2005.  Future minimum lease payments for the next five years are as follows:

2002	$50,340
2003	50,340
2004	50,340
2005	33,560

10.   Related party transactions

The following table summarizes the Company's related party transactions for the year:

	2001	2000
Rental income received from companies controlled by a director or his family.	$-	$9,600
Consulting fees paid to a company controlled by a director	120,000	120,000

These transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

At the end of the year, the amounts due to and (from) related entities are as follows:

Companies controlled by a director or his family	$62,060	$(240,270)
Director	34,735	-
Parent company	-	1,501,565

11.   Financial instruments

a)   Credit risk

The Company maintains cash balances at two banks.  Cash accounts at the bank is insured by CDIC for up to   $60,000.  Amount was
in excess of insured limit was $168,169 at December 31, 2001 and $25,508 at December 31, 2000.

WORLDWIDE ONLINE CORP.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001

12.    Interest and taxes paid

During the year, the Company had cash flows arising from interest and taxes paid as follows:

	2001	2000
Interest paid	$5,397	$10,278
Income taxes paid	-	-

13.    Reconciliation to US GAAP

a) Stock Options

US GAAP Accounting Principles Board Option 25 requires compensation cost to be recognized for stock options granted to employees when the options price is less than the market price of the underlying common stock on the date of grant.  Canadian GAAP has no such requirement.  As no options were issued by the Company, there would be no adjustment required to the financial statements.

b) Management fees

Under US GAAP the Company must recognize the value of services contributed to the Company by its Officers.  Under Canadian
GAAP there is no such requirement.  The contribution by the officers was recognized as the officers were compensated for their services, no adjustment would be required.

c) Marketable securities

Under US GAAP the Marketable Securities are classified as trading and reported at fair value.  Under Canadian GAAP, marketable securities are valued at the lesser of purchase price or fair value, however if fair value increases, no increase is recorded.  As the
Company has no marketable securities there would be no adjustment required.

14.    Going concern

These financial statements have been prepared on the basis of a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  As at December 31, 2001 the Company was in a deficit position from accumulated operating losses.

Continuation of the Company as a going concern is dependent upon the Company's ability to generate future profitable operations.

WORLDWIDE ONLINE CORP.

INTERIM FINANCIAL STATEMENTS

September 30, 2002

     Kassim-Lakha Abdulla & Co.

     Professional Corporation

     Chartered Accountants

C O N T E N T S

Auditors' Report

 1

Balance Sheet

 2

Interim Statement of Income and Deficit

 3

Interim Statement of Cash Flows

 4

Notes to Interim Financial Statements

 5-7

Kassim-Lakha Abdulla & Co.

Professional Corporation

Chartered Accountants

7100 Woodbine Avenue, Suite 302

Markham, Ontario, Canada L3R 5J2

Telephone: (905) 946-0602

Fax: (905) 946-0603

E-mail: klator@ipoline.com

Offices in: Vancouver and Calgary

Associated Offices in: Kenya, Uganda & UK

Website: www.kisa.net

To the Shareholders of WorldWide Online Corp.:

Auditors' Report

We have audited the interim balance sheet of WorldWide Online Corp. as at
September 30, 2002 and the interim statements of income and deficit and cash flows for the period from January 1, 2002 to September 30, 2002.  These interim financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these interim financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards.  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the interim financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the interim financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation.

In our opinion, these interim financial statements present fairly, in all material respects, the financial position of the company as at September 30, 2002 and the results of its operations and cash flows for the period then ended in accordance with
Canadian generally accepted accounting principles.

Markham, Ontario

                                                                        /signed/    Kassim-Lakha Abdulla & Co.
October 18, 2002                                                             Professional Corporation

                                                                              Chartered Accountants

WORLDWIDE ONLINE CORP.

BALANCE SHEET

As at:	September 30, 2002	December 31, 2001
ASSETS
Current assets:
Cash	$100,267	$247,526
Term deposits	10,325	10,000
Accounts receivable	31,733	82,582
Prepaid expenses and deposits	29,176	14,346

	171,501	354,454
Capital assets (Notes 1(a) & 3)	81,833	78,442

Future income taxes	94,000	81,000

	347,334	513,896

LIABILITIES

Accounts payable and accrued liabilities	397,759	404,810
Deferred income	38,774	51,029
Obligation under capital lease (Note 4)	7,234	5,435

	443,767	461,274

Accounts payable	23,658	116,250
Obligation under capital lease (Note 4)	3,427	8,987

SHAREHOLDER'S DEFICIENCY

Share capital (Note 5)	270,375	270,375
Deficit	(393,893)	(342,990)

	(123,518)	(72,615)

	$347,334	$513,896

On behalf of the board:
/signed/ Romeo Colacitti, President

The accompanying notes are an integral part of these interim financial statements.

WORLDWIDE ONLINE CORP.

INTERIM STATEMENT OF INCOME AND DEFICIT

 For the nine months ended September 30th

	2002	2001
Revenue
Online services	$986,438	$1,315,758
Cost of sales	525,204	889,949

Gross profit	461,234	425,809

Expenses:
Advertising and promotion	2,214	1,472
Amortization	16,880	32,181
Bad debts	9,154	4,152
Bank charges and interest	7,458	11,216
Consulting fees	89,000	127,070
Insurance	2,269	3,423
Interest on obligation under capital lease	3,773	5,397
Office and general	6,239	6,819
Professional fees	14,823	3,500
Rent	89,272	115,278
Repairs and maintenance	80	(1,111)
Salaries and employee benefits	281,484	390,190
Software licence	405	373
Telephone	3,227	4,344
Travel	358	791
	526,636	705,095
(Loss) from operation	(65,402)	(279,286)

Other income
Due to parent company forfeited	-	1,256,644
Other income	1,499	1,652

(Loss) income before income taxes	(63,903)	979,010

(Recovery of) provision for income taxes:
Income taxes- current	-	372,658
Income taxes- future	(13,000)	(453,658)
	(13,000)	(81,000)
Net (loss) income for the period	(50,903)	1,060,010

(Deficit), beginning of period	(342,990)	(1,403,000)

(Deficit), end of period	$(393,893)	$(342,990)

The accompanying notes are an integral part of these interim financial statements.

WORLDWIDE ONLINE CORP.

INTERIM STATEMENT OF CASH FLOWS

For the nine months ended September 30th

	2002	2001
Operating activities:
Net (loss) income for the period	$(50,903)	$1,060,010
Add: Items not requiring an outlay of cash
Amortization	16,880	32,181
Future income taxes	(13,000)	(81,000)
	(47,023)	1,011,191
Net change to non-cash working capital balances related to operations:
Accounts receivable	50,849	(16,976)
Prepaid expenses and deposits	(14,830)	600
Accounts payable and accrued liabilities	(7,051)	275,085
Deferred income	(12,255)	12,658

Cash (used in) provided by operating activities	(30,310)	1,282,558

Investment activities:
Loan receivable	-	5,000
Due from related parties	-	240,270
Proceeds on disposal of capital assets	-	21,200
Additions to capital assets	(20,271)	(25,223)

Cash (used in) provided by investment activities	(20,271)	241,247

Financing activities:
Accounts payable	(92,592)	116,250
Obligation under capital lease	(3,761)	14,422
Due to parent company	-	(1,501,565)

Cash (used in) financing activities	(96,353)	(1,370,893)

Net (decrease) increase in cash	(146,934)	(152,912)

Cash and equivalent, beginning of period	257,526	104,614
Cash and equivalent, end of period	$110,592	$257,526

Represented by:
Cash	$100,267	$247,526
Term deposits	10,325	10,000
	$110,592	$257,526

The accompanying notes are an integral part of these interim financial statements.

WORLDWIDE ONLINE CORP.

NOTES TO INTERIM FINANCIAL STATEMENTS

September 30, 2002

1.   Significant accounting policies

      (a)    Capital assets

Capital assets are recorded at cost.  Amortization is provided to expense the asset over its estimated useful life on the following basis:

Computer equipment- 30% on declining balance method

Furniture and fixtures- 20% on declining balance method

2.   Use of estimates

The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the period in which they become known.

3.   Capital assets

	Cost	Accumulated amortization	Net Book Value Sept 30, 2002 Dec 31, 2002
Computer equipment	$315,966	$244,558	$71,408	$66,208
Furniture and fixtures	41,011	30,586	10,425	12,234
	$356,977	$275,144	$81,833	$78,442

4.   Obligation under capital lease

Future minimum lease payments required under capital lease are as follows:

2003	$8,640
2004	3,600
12,240
Less: interest at 18.819%	1,579
10,661
Less: current portion	7,234
$3,427

Interest expense related to the capital lease obligation totaled $3,773 in 2002 (2001 $5,397).

5.   Share Capital

        Authorized:

Unlimited number of common shares

Unlimited number of non-voting Class A special shares

	Sept 30, 2002	Dec 31, 2001
Issued:
1,764,706 common shares	$270,375	$270,375

WORLDWIDE ONLINE CORP.

NOTES TO INTERIM FINANCIAL STATEMENTS

September 30, 2002

6.     Related party transactions

The following table summarizes the Company's related party transactions for the year:

	Sept 30, 2002	Dec 31, 2001
Consulting fees paid to a company controlled by a director or his family	$89,000	$120,000

These transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

At the end of the year, the amounts due to and (from) related entities are as follows:

Company controlled by a director of his family	$49,268	$62,060
Director	-	34,735

7.      Lease commitments

The Company has entered into lease agreements for its premise which expires on August 31, 2005.  Future minimum lease payments for the next five years are as follows:

2003	$50,340
2004	50,340
2005	46,145

8.      Financial instruments

a)   Credit risk

The Company maintains cash balances at two banks.  Cash accounts at the bank is insured by CDIC for up to $60,000.  There was no excess of insured limit at September 30, 2002 and $168,169 at December 31,
2001.

9.      Interest and taxes paid

During the period, the Company had cash flows arising from interest and taxes paid as follows:

	Sept 30, 2002	Dec 31, 2001
Interest paid	$3,773	$5,397
Income taxes paid	-	-

10.      Reconciliation to US GAAP

a) Stock Options

US GAAP Accounting Principles Board Option 25 requires compensation cost to be recognized for stock options granted to employees when the options price is less than the market price of the underlying common stock on the date of grant.  Canadian GAAP has no such requirement.  As no options were issued by the
Company, there would be no adjustment required to the financial statements.

b) Management fees

Under US GAAP the Company must recognize the value of services contributed to the Company by its
Officers.  Under Canadian GAAP there is no such requirement.  The contribution by the officers was recognized as the officers were compensated for their services, no adjustment would be required.

WORLDWIDE ONLINE CORP.

NOTES TO INTERIM FINANCIAL STATEMENTS

September 30, 2002

10.      Reconciliation to US GAAP (continued)

c) Marketable securities

Under US GAAP the Marketable Securities are classified as trading and reported at fair value.  Under
Canadian GAAP, marketable securities are valued at the lesser of purchase price or fair value, however if fair value increases, no increase is recorded.  As the Company has no marketable securities there would be no adjustment required.

11.    Going concern

These financial statements have been prepared on the basis of a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  As at September 30, 2002 the Company was in a deficit position from accumulated operating losses.

Continuation of the Company as a going concern is dependent upon the Company's ability to generate future profitable operations

CARMINA TECHNOLOGIES, INC.

AND SUBSIDIARIES

(A Development Stage Company)

CONSOLIDATED PROFORMA FINANCIAL STATEMENTS

September 30, 2002

CARMINA TECHNOLOGIES, INC. AND SUBSIDIARIES

(A Development Stage Company)

Consolidated Proforma Balance Sheet

September 30, 2002

	Carmina Technologies Inc.	WorldWide Online Corp.		Adjustments	Proforma
CURRENT ASSETS
Cash	$3,190	$63,172	$		$66,362
Prepaid expenses	401	18,382			18,783
Accounts receivable	44	19,993			20,037
Tax refund receivable	10,592	--			10,592
Term deposit	--	6,506			6,506

Total Current Assets	14,227	108,053			122,280

OTHER ASSETS
Inventory	10,661	--			10,661
Marketable securities	16,909	--			16,909

Total Other Assets	27,570	--			27,570

GOODWILL	--	--		403,249	403,249

PROPERTY AND EQUIPMENT	51,347	51,558			102,905

FUTURE INCOME TAXES	--	59,224			59,224

TOTAL ASSETS	$93,144	$218,835		$403,249	$715,228

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$24,061	$250,604			$274,665
Due to related party	759,323	--			759,323
Accrued expenses	7,540	--			7,540
Deferred income	--	24,429			24,429
Obligation under capital lease	--	4,558			4,558
Total Current Liabilities	790,924	279,591			1,070,515

LONG TERM ACCOUNTS PAYABLE	--	14,906			14,906

OBLIGATION UNDER CAPITAL LEASE	--	2,159			2,159

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock: 40,000,000 shares authorized no par value, 22,037,300 shares issued and outstanding	2,483,182	170,347		187,153	2,840,682
Cumulative translation adjustment	(12,861)	--			(12,861)
Deficit accumulated during the development stage	(3,168,101)	(248,168)		216,096	(3,200,173)

Total Stockholders' Equity (Deficit)	(697,780)	(77,821)		403,249	(372,352)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$93,144	$218,835		$403,249	$715,228

See accompanying notes to the consolidated proforma financial statements.

CARMINA TECHNOLOGIES, INC. AND SUBSIDIARIES

(A Development Stage Company)

Consolidated Proforma Statements of Operations

For the nine months ended September 30, 2002

	Carmina Technologies Inc.	WorldWide Online Corp		Adjustments	Proforma
REVENUES	$--	$621,496	$		$621,496

COST OF GOODS SOLD	-	330,901			330,901

GROSS PROFIT	-	290,595			290,595

EXPENSES
General and administrative	312,149	260,394			572,543
Depreciation expense	3,229	10,635			13,864
Research and development	321	--			321
Consulting fees	39,392	56,074			95,466
Management fees	120,000	--			120,000

Total Expenses	475,091	327,103			802,194

LOSS FROM OPERATIONS	(475,091)	(36,508)			(511,599)

OTHER INCOME (EXPENSE)
Unrealized gain (loss) on investments	(43,934)	--			(43,934)
Writedown of advances	(213,461)	--			(213,461)
Interest income	20	944			964
Interest expense	(2,606)	(4,699)			(7,305)
Recovery of income taxes	--	8,191			8,191
Total other income (expense)	(259,981)	4,436			(255,545)

NET LOSS	$(735,072)	(32,072)			(767,144)

BASIC AND DILUTED LOSS PER	$(0.034)				(0.035)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	21,976,478				21,976,478

See accompanying notes to the consolidated proforma financial statements.

CARMINA TECHNOLOGIES, INC. AND SUBSIDIARIES

(A Development Stage Company)

Notes to the Consolidated Proforma Financial Statements

 September 30, 2002

NOTE 1- SIGNIFICANT ACCOUNTING POLICIES

The consolidated proforma financial statements included herein have been prepared by the Company, without audit, in accordance with accounting principles generally accepted in the United States and pursuant to the rules and regulations of the Securities and Exchange Commission.

NOTE 2- GOODWILL CALCULATION

Current assets	$108,053
Capital assets	51,558
Future income taxes	59,224
Total assets acquired	218,835
Current liabilities	279,591
Long term debt	17,065
Total liabilities assumed	296,656

Net liabilities assumed	77,821

Purchase price	357,500
Loss related to WorldWide for the nine months ending September 30, 2002.	(32,072)
Goodwill	$403,249

NOTE 3- ADJUSTING ENTRIES

Goodwill	$403,249
Common Stock:
-Issued for purchase	357,500
-WorldWide Online	(170,347)
$187,153

Deficit accumulated during the development stage:
-WorldWide Online	248,168
-nine month deficit	(32,072)
$216,096